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Newgen Results, Inc.






                             STATEMENT OF WORK (SOW)

                                       FOR

                           NEWGEN RESULTS CORPORATION


                                     [logo]





Revision:         Version 0.2                        Date:        June 5, 2000

Prepared By: Gunjan Siroya
infoGAIN Corporation

The information in this document is confidential between Newgen Results Corporation ("Newgen") and infoGAIN Corporation ("infoGAIN"). It must not be disclosed to any third party without prior consent from infoGAIN.

infogain Confidential                  8/11/00                     Page 1 of 9

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Newgen Results, Inc.


1.   INTRODUCTION

     This Statement of Work defines the scope of the services and the deliverables that infoGAIN will provide to Newgen for their implementation of Clarify Ver. 8.5 ClearSales, Traveler, Call Center and ClearSupport modules beginning May 29, 2000.

     This document details the:

     -   Scope of infoGAIN's services to be delivered

     -   Roles and responsibilities of infoGAIN

     -   Deliverable items resulting from the service

     -   Acceptance by Newgen of the deliverables

     The tasks and activities used to define, develop, and deliver this service are specified in the attached schedule.

     1.1. CONTACT INFORMATION

     Following are infoGAIN contacts Newgen should use for normal business administration and issue resolution during this engagement.

         PRIMARY CONTACTS:-

         Subhash Solanki, eCRM Manager  (949) 223-5112

         Graham Dunn, Clarify Practice Manager  (408) 355-6033

         Gunjan Siroya, Business Development Manager (949) 223 - 5102

         SECONDARY CONTACTS :-

         Greg Anicich, Vice President eCRM and ERP solutions (408) 355-6095

         Rich Zuvella, Vice President Sales (408) 355 - 6082

     Following is the Newgen contact information infoGAIN will use for normal business administration and issue resolution during this engagement.

         PRIMARY CONTACTS :-

         Brian Ramphal, Vice President, I.T. & Infrastructure
           (858) 481- 7545 X2069

         Robert Watson, Business Analyst (858) 481 - 7545

         SECONDARY CONTACT:-

         Mario Sanchez, Vice President and CIO (800)  763 - 9436 X 2060

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Newgen Results, Inc.

2.   OBJECTIVES
     infoGAIN will be providing the full time services of infoGAIN's Business Consultant Manager (BCM) and part time services of infoGAIN's Clarify Practice Manager (CPM) to Newgen Results Corporation. The BCM will provide the necessary expertise and skills to assess and document Newgen's business needs and processes as well as manage any additional resources involved in this effort . The CPM and BCM, in conjunction with Newgen personnel, will provide Newgen with a high level solution design document as detailed below. infoGAIN expects to complete this work by June 30, 2000. If infoGAIN does not complete this work, as specified within the scope of this document, by June 30, 2000 (with a 3 day grace period), then infoGAIN agrees to complete the work as soon as possible at no charge after June 30, 2000.

     Newgen, Clarify and infoGAIN have jointly created a high level plan for Phase I implementation (as defined below). The requirement assessment and high level design document would define the scope of Phase I to map the high level plan listed below.

     PHASE I

     Completion       Activity
     Date by
     06 / 06/ 00      Finalize plans to implement Clarify, complete contract
                      agreement and SOW for undertaking a requirements study,
                      analysis and developing a high level design between
                      infoGAIN and Newgen.

     06/ 30/ 00       Delivery and acceptance of a report supplementing
                      Newgen's business requirements, a high level solution
                      design, a high level project plan and a SOW for execution
                      of Phase I. A draft SOW would be submitted earlier.
                      Newgen's business requirements and solution design with
                      respect to Traveler would be the responsibility of Clarify
                      PSO.

     08 / 15/ 00      Successful Implementation of Clarify Traveler (Clarify
                      PSO's responsibility) and ClearSales solution as per SOW /
                      project plan created on 06/30/00. The functionality would
                      include a solution for Sales / Marketing business function and integration with MS Outlook email solution.

     10/ 01/ 00       Successful implementation of Clarify ClearSupport,
                      ClearHelpDesk and Clearcallcenter solution as per SOW /
                      project plan created on 06/30/00. Functionality and
                      integration would include Predictive Dialer, CTI,
                      Accounting interface, Data schema and data loading,
                      generation of Letters / Phone calls and Rules Engine.

     All business requirements not incorporated in Phase I would be a part of Phase II implementation. Phase II implementation plan, SOW and Project Plan are not in scope of the requirement assessment and high level design document and would be considered before the completion of Phase I implementation.

3.   SCOPE

     Newgen's objectives are to implement an integrated Clarify - based CRM solution including :-

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Newgen Results, Inc.


         a.  Clarify ClearSales SFA functionality with Clarify traveler access

         b. Clarify ClearCallCenter functionality with ASPECT ACD, CTI, IVR and eShare Predictive Dialer integration.

         c. Clarify ClearSupport functionality (with remote accessibility by the Sales function).

         d. A central Clarify customer repository accessible by all Clarify modules, consisting of data pertinent to Newgen's dealership customers as well as each dealership's customers. Newgen's Semantic Data Model would be used as the basis for designing the Clarify Schema.

         e. A means of importing and processing dealership customer records on a daily basis.

         f. A decision as to whether maintenance scheduling rules would be incorporated within the Clarify system will be made by June
             30th, 2000. Maintenance scheduling rules will give the ability to generate and export customer lists for letters and customer identifiers for call center customer calls, on a daily basis.

         g.  Clarify Web-Support access

     Under this agreement, infogain will define, develop, and deliver to Newgen Results, A USER REQUIREMENTS ASSESSMENT AND HIGH LEVEL SOLUTION DESIGN DOCUMENT.

     The purpose of this document is to provide a foundation and overall solution design to achieve the Newgen objectives outlined above. This document will address Customer import, maintenance scheduling, Sales, Call Center and Customer Support user needs by:

     - Detailing agreed upon business processes with business process flow diagrams

     - Detailing all recommended business process changes and Clarify based workflow process based changes with business process flow diagrams

     - Describing the overall Clarify solution in achieving Newgen objectives above.

     - A high level solution design identifying the most appropriate method of implementation and integration of the various solution components. This will include a high level project plan outlining the overall time-line, major milestones and tasks involved in delivering the proposed solution for each implementation phase.

     Configuration or customization level details for the implementation of each Clarify module is not in scope of this SOW. Module level detailed design will be generated as part of a detailed requirements and design task. This task will be the preliminary step to implement each Clarify module.

     infoGAIN expects the user requirement assessment and high level design SOW to be approximately 20 pages total. The final document would have to be accepted and signed before starting the Clarify Solution implementation. This document would be used for all considerations of implementation schedules, project plans, inclusions and exclusions to the scope and final deliverable by infoGAIN. Any scope changes after the completion of solution design would be given in writing. The changes would be analyzed, and if accepted to be part of Phase I, could have an impact on the schedules, project plans and cost of the implementation. All such changes to Phase I will be agreed in writing by Newgen and

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Newgen Results, Inc.


     infoGAIN. All other changes would be incorporated in Phase II implementation scope (to be defined later).

     In order to understand, analyze and document Newgen's current business processes, a series of interviews are required with key individuals from Newgen's sales, customer support, call center, finance, I.T., and other related user groups. infoGAIN expects to interview about 10 key Newgen personnel during this process. If more than 10 interviews are required, infoGAIN will obtain written permission from Newgen before proceeding. Any expected impact on the timeline as a result of this will be discussed at that time.

     PRODUCTS PURCHASED BY NEWGEN:

     Clarify version 8.5: ClearSupport & WebSupport, FTS & WebFTS, ClearSales, ClearCallcenter, ClearHelp-Desk, Account Manager, Task Manager, Script Manager, Traveler, Flexible Deployment, ClearCustomize, Clear Report Tools, Clear Extensions API toolkit, Actuate Reports.

     INTERFACING APPLICATIONS, PERIPHERAL PRODUCTS, THIRD-PARTY (INTEGRATED)
     PRODUCTS:

     -   To be determined

     HARDWARE, OPERATING SYSTEMS AND DATABASES (INCLUDING VERSION LEVELS)

     -   Application Server - To be determined

     -   Database Server - Oracle 8I on Sun Solaris on Sun servers

     - Client - Thin client and Web-enabled access using PC compatibles on MS Windows 95/98/00


4. INFOGAIN ROLES AND RESPONSIBILITIES

     It is infoGAIN's responsibility to ensure that all assigned work is completed as required.

     Each infogain consultant would submit timesheets and expense reports (for the prior week) to Newgen by 9am every Monday. The timesheets would be approved by Brian Ramphal, and in his absence by Robert Watson.

     A status report will be submitted to Newgen by 9am each Monday (or the immediate next day if Monday is a Holiday).

     The following infoGAIN personnel have been identified to be members of the engagement team:

     -   Subash Solanki, Business Consultant Manager - Full Time

     -   Graham Dunn, Clarify Practice Manager - Part Time (as needed)

5. ASSUMPTIONS

     The following are the assumptions made by infoGAIN in this Statement of Work. These assumptions impact the tasks described above and completion of the deliverable:

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Newgen Results, Inc.

     - infoGAIN will be provided with all Clarify products (v8.5) and any other required software products (for example - products from Actuate, Aspect, First Choice, etc. that fall within the scope), the required hardware, networking and office infrastructure as needed for the term of the engagement (desk, phone, email and internet access, etc.). infoGAIN would also have access to all necessary systems for the term of the project.

     - Newgen will respond to infoGAIN questions or issues within the agreed upon timeframe, in order not to negatively impact the timelines set forth herein. Newgen will provide access to people who are knowledgeable about Newgen's business and IT environments as required.

     - Newgen will keep infoGAIN informed of any events and issues they are aware of that may have a bearing on the progress and/or successful completion of the project.

     - Newgen will provide the staff necessary to assist with requirements gathering, business analysis, documentation, and other purposes related to the deliverable.

     - infoGAIN will agree to abide by all of Newgen's administrative rules and policies. Newgen would provide a copy of Newgen's administrative rules and policies document to infoGAIN for infoGAIN's review and acceptance.

6. PRICING AND SCHEDULE

     This work effort will be performed and billed on a time and materials basis. Normal work hours are from 8am to 5pm, Monday through Friday, however in the occurrence of aggressive deadlines, infogain personnel may be asked to work additional hours. This SOW will become part of and be governed by the consulting services agreement signed between Newgen and infoGAIN on 05/02/00 and as listed in exhibit A -2 enclosed.

     Time schedule and Costs:

     Consultant             Rate      Activity                                       Dates             Estimated
                                                                                                       Cost
     Subhash Solanki        $225 /    TO PROVIDE CONSULTING EXPERTISE REGARDING      5-29-00 THRU.     $36,000
                            HR.       THE ITEMS LISTED IN SECTION 3 TITLED "SCOPE"   6-30-00
                                      OF THIS DOCUMENT                               (ESTIMATED
                                                                                     HOURS - 160)

     Graham Dunn            $275 /    TO PROVIDE CONSULTING EXPERTISE REGARDING      5-29-00 THRU.     $20,625
                            Hr.       THE ITEMS LISTED IN SECTION 3 TITLED "SCOPE"   6-30-00
                                      OF THIS DOCUMENT                               (ESTIMATED
                                                                                     HOURS - 75)
     TOTAL ESTIMATED COST                                                                              $56,625

     infoGAIN also estimates the need for additional consulting resources in support of requirement assessment and high level design document. The rates for these consultants would be $ 175 / Hr. plus reasonable expenses. infoGAIN estimates the presence of these consultants for approximately 3 days each on this assignment.

     All reasonable actual expenses are reimbursable. Travel time and expenses are above and beyond the estimated cost listed in this section.

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Newgen Results, Inc.


     All expenses would be charged at a prorated basis of $35 / Hr. for all personnel travelling outside the 50 Miles radius from their residence with the exception of mileage. Mileage is reimbursed at $0.325 per mile for all other personnel.

     This agreement is valid when Newgen has accepted in writing this Statement of Work from infoGAIN. Work will commence once this acceptance has been received. Any changes have to be mutually acceptable by Newgen and infogain.

4.   SIGNATURE SECTION

     NEWGEN ACKNOWLEDGES THAT NEWGEN HAS READ THIS STATEMENT OF WORK, UNDERSTANDS IT AND AGREES TO BE BOUND BY ITS TERMS AND CONDITIONS. FURTHER, NEWGEN AGREES THAT THE STATEMENT OF WORK AND APPLICABLE WORK ORDERS ARE THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES, WHICH SUPERSEDES ALL PROPOSALS OR PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF.

     PLEASE RETURN A SIGNED COPY OF THIS STATEMENT OF WORK TO

         GUNJAN SIROYA

         BUSINESS DEVELOPMENT MANAGER

         3333 MIICHELSON DR. SUITE 230. IRVINE, CALIFORNIA  92612

         PHONE: (949) 223-5102, FAX: (949) 223-5110, EMAIL: gunjans@infogain.com

NEWGEN RESULTS CORPORATION                       INFOGAIN CORPORATION

Signed: /s/ Mario Sanchez                        By: /s/ Gunjan Siroya
       ----------------------------                 ----------------------------
Name: Mario Sanchez                              Name: Gunjan Siroya
     ------------------------------                   --------------------------
Title: VP & CIO                                  Title: BUSINESS DEVELOPMENT MGR
      -----------------------------                    -------------------------
Date: 6/9/00                                     Date: 06/09/00
     ------------------------------                   --------------------------




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Newgen Results, Inc.


      EXHIBIT A - PROJECT REQUEST - MARIO - WHAT IS THE PURPOSE OF THIS
          EXHIBIT. IT CONTAINS ITEMS THAT ARE ALREADY COVERED IN THE
                   SOW, AND IS NOT REFERNCED IN THE SOW?

CLIENT hereby requests INFOGAIN CORPORATION to perform the following consulting services and agrees to pay for them at the rates specified (point 9.) and payment terms (point 10) defined below on presentation of INFOGAIN CORPORATION'S original invoice.

1.   Description of services to be performed:        AS DEFINED IN THE ENCLOSED STATEMENT OF
                                                     WORK VER. 0.2 DTD.06/05/00

2.   State date:                                     MAY 29, 2000

3.   Duration of assignment:                         TO BE COMPLETED BY JUNE 30TH.,2000

4.   Client representative:                          MARIO SANCHEZ

5.   Client address:                                 12680 HIGH BLUFF DRIVE, SUITE 300 SAN
                                                     DIEGO, CA 92130

6.   Client phone and e-mail details:                858 - 481 - 7545 X 2060

7.   Infogain Corporation consultant(s):             SUBHASH SOLANKI - eCRM MANAGER

Graham Dunn - Clarify Practice Manager (Part-Time)

8.   Infogain Corporation representative:            GUNJAN SIROYA,
                                                     949-223-5102, gunjans@infogain.com

9.   Rate(s) of billing:                             SUBHASH SOLANKI @ $225/HOUR + $35 / HR.
                                                     AS EXPENSES, GRAHAM DUNN @ $ 275 / HR. +
                                                     $35 / HR. AS EXPENSES

10.  Payment terms:                                  INFOGAIN WILL RAISE AN INVOICE FOR THIS PROJECT
                                                     WITH A NET 15 DAY PAYMENT TERM.

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Newgen Results, Inc.


ACCEPTED BY:

        NEWGEN RESULTS (CLIENT)                   INFOGAIN CORPORATION (INFOGAIN)

        /s/ Mario Sanchez                         /s/ Gunjan Siroya
        ----------------------------              ----------------------------
        Signature                                 Signature

          06/09/00                                   6/9/00
        ----------------------------              ----------------------------
        Date                                      Date

        Mario Sanchez VP & CIO                    Gunjan Siroya
        ----------------------------              ----------------------------
        Name and Title                            Name and Title



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